Exhibit 10.6

SECOND OMNIBUS AMENDMENT AND WAIVER

This Second Omnibus Amendment and Waiver (this “Amendment”), dated as of February 13, 2006, by and between Accentia Biopharmaceuticals, Inc., a Florida corporation (the “Parent”), The Analytica Group, Inc., a Florida corporation (“Analytica” and, together with the Parent, the “Companies” and, each a “Company”) and Laurus Master Fund, Ltd., a Cayman Islands company (the “Purchaser”), amends that certain (i) Securities Purchase Agreement, dated as of April 29, 2005 (the “Initial Closing Date”), by and between the Parent and the Purchaser (as amended, modified or supplemented, the “Securities Purchase Agreement”); (ii) that certain Registration Rights Agreement, dated as of April 29, 2005, by and between the Parent and the Purchaser (as amended, modified or supplemented, the “Registration Rights Agreement”); (iii) that certain Amended and Restated Secured Convertible Term Note, dated as of April 29, 2005 and amended and restated as of August 16, 2005, by the Parent in favor of Purchaser in the initial face amount of $5,000,000, and increased to $10,000,000 (as amended, modified or supplemented, the “Term Note”); (iv) that certain Amended and Restated Secured Convertible Minimum Borrowing Note, dated as of April 29, 2005 and amended and restated as of August 16, 2005, by the Parent and Analytica in favor of Purchaser in the initial face amount of $2,500,000 (as amended, modified or supplemented, the “Minimum Borrowing Note”); (v) that certain Amended and Restated Secured Non-Convertible Revolving Note, dated as of April 29, 2005 and amended and restated as of August 16, 2005, by the Parent and Analytica in favor of Purchaser in the initial face amount of $5,000,000 (as amended, modified or supplemented, the “Revolving Note”); and (v) that certain Security Agreement, dated as of April 29, 2005 between the Parent, Analytica and the Purchaser (as amended, modified or supplemented, the “Security Agreement”, collectively, with the Securities Purchase Agreement, the Registration Rights Agreement, the Term Note, the Minimum Borrowing Note and the Revolving Note, the “Funding Documents”). Capitalized terms used but not defined herein shall have the meanings given them in the Securities Purchase Agreement and/or the Security Agreement, as applicable.

WHEREAS, Laurus has agreed to waive on the terms and conditions set forth herein, the Events of Default that may have occurred and are continuing as a result of investments made by the Parent in Biovest International, Inc. (“Biovest”) in amounts otherwise prohibited under the Securities Purchase Agreement and Security Agreement and incurrence by the Parent of Indebtedness from the Missouri State Bank (“MSB”), and, in consideration therefore and in consideration of the other agreements set forth herein, the receipt and sufficiency of which is hereby acknowledged, the Company has agreed to issue the Additional Warrant (as defined below) to Laurus; and

WHEREAS, the Company and Laurus have agreed to make certain changes to the Securities Purchase Agreement, the Registration Rights Agreement, the Term Note, the Minimum Borrowing Note, the Revolving Note and the Security Agreement as set forth herein.

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

WAIVERS

1. Effective as of the Amendment Effective Date (as defined below), Laurus hereby waives each Event of Default that may have arisen under the Funding Documents solely as a result of (x) investments made by the Parent in Biovest in an aggregate amount not to exceed $[23,750,000], and (y) the incurrence by the Parent and TEAMM Pharmaceuticals, Inc. (“TEAMM”) of Indebtedness from MSB in the aggregate amount not to exceed at any time $3,000,000;

2. Laurus and each Company hereby agree that the Companies shall not be required to pay the principal portion of any Monthly Amount (as defined in the Term Note) due on the first business day of January 2006, February 2006, March 2006, April 2006, May 2006 and June 2006 on such dates (collectively, the “Postponed Principal”); provided that, the Postponed Principal shall be paid in full on the Maturity Date (as defined in the Term Note), together with all other amounts due and payable on such date under the Securities Purchase Agreement and the Related Agreements.

AMENDMENTS

3. Effective as of the Amendment Effective Date, Section 6.12(e)(w)(z)(I)(B) of the Securities Purchase Agreement is hereby amended by deleting in full said clause (e)(w)(z)(I)(B) of Section 6.12(e) and inserting the following new clause (e)(w)(z)(I)(B) in lieu thereof:

“the aggregate amount of all such investments shall not exceed at any time outstanding the greater of (1) $[23,750,000] and (2) the maximum amount of investments contractually required pursuant to the Investment Agreement dated as of April 9, 2003 between the Parent and Biovest as in effect on the date hereof (subject to the anti-dilution related rights granted to the Parent permitting it to invest a discounted amount to offset the dilutive effect of future equity issuances by Biovest as set forth in the Agreement, dated as of June 16, 2003, between the Parent and Biovest as in effect on the date hereof)”

4. Effective as of the Amendment Effective Date, the Registration Rights Agreement is hereby amended and restated in the form attached hereto as Exhibit A (the “Amended and Restated Registration Rights Agreement”);

5. Effective as of the Amendment Effective Date, the Term Note is hereby amended and restated in the form attached hereto as Exhibit B (the “Amended and Restated Term Note”). For the avoidance of doubt, the amendment and restatement of the Term Note as set forth in this Section 5 shall be in substitution for and not in satisfaction of the Term Note;

6. Effective as of the Amendment Effective Date, the Minimum Borrowing Note is hereby amended and restated in the form attached hereto as Exhibit C (the “Amended and Restated Minimum Borrowing Note”). For the avoidance of doubt, the amendment and restatement of the Term Note as set forth in this Section 6 shall be in substitution for and not in satisfaction of the Term Note;

7. Effective as of the Amendment Effective Date, the Revolving Note is hereby amended and restated in the form attached hereto as Exhibit D (the “Amended and Restated

Revolving Note”). For the avoidance of doubt, the amendment and restatement of the Term Note as set forth in this Section 7 shall be in substitution for and not in satisfaction of the Term Note;

8. Effective as of the Amendment Effective Date, the Security Agreement is hereby amended and restated in the form attached hereto as Exhibit E (the “Amended and Restated Security Agreement”).

MISCELLANEOUS

9. The Parent agrees that is shall issue a Common Stock purchase warrant (the “Additional Warrant”) to Laurus to purchase up to 62,000 shares of the Common Stock of the Parent with an exercise price of $0.01 per share, such Additional Warrant to be in the form attached hereto as Exhibit F. The Parent further agrees to file a Registration Statement (as defined in the Registration Rights Agreement), to register the shares of Common Stock that may be issued upon exercise of the Additional Warrant within 30 days of the date hereof (the “Filing Date”). The Filing Date shall be deemed to be a Filing Date under, and as defined in, the Amended and Restated Registration Rights Agreement.

10. Each amendment and waiver set forth herein shall be effective as of the date first above written (the “Amendment Effective Date”) on the date when (i) the Parent shall have executed and delivered to Laurus each of the Additional Warrant, the Amended and Restated Registration Rights Agreement and the Amended and Restated Term Note, (ii) each Company shall have executed and delivered to Laurus the Amended and Restated Minimum Borrowing Note, the Amended and Restated Revolving Note and the Amended and Restated Security Agreement, (iii) Laurus shall have received a duly executed Subordination Agreement from the MSB in the form attached hereto as Exhibit G, (iv) Laurus shall have received from the Parent and TEAMM a duly executed Joinder Agreement in the form attached hereto as Exhibit H, (v) Laurus shall have received a Reaffirmation Agreement in the form attached hereto as Exhibit I duly executed by The Francis E. O’Donnell, Jr. Irrevocable Trust No. 1 and (vi) each Company and Laurus shall have executed and each Company shall have delivered to Laurus its respective counterpart to this Amendment.

11. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Funding Documents, and all of the other forms, terms and provisions of the Funding Documents remain in full force and effect.

12. Each Company hereby represents and warrants to Laurus that (i) no Event of Default exists on the date hereof, after giving effect to this Amendment, (ii) on the date hereof, after giving effect to this Amendment, all representations, warranties and covenants made by the Companies in connection with the Funding Documents are true, correct and complete and (iii) on the date hereof, after giving effect to this Amendment, all of the Parent’s and its Subsidiaries’ covenant requirements have been met.

13. From and after the Amendment Effective Date, all references in the Funding Documents shall be deemed to be references to the Funding Documents as modified hereby.

14. The Parent understands that the Parent has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. It is the Parent’s determination that neither this Amendment nor the terms and provisions of this Amendment, (collectively, the “Information”) are material. The Parent has had an opportunity to consult with counsel concerning this determination. The Parent hereby agrees that Laurus shall not be in violation of any duty to the Parent or its shareholders, nor shall Laurus be deemed to be misappropriating any information of the Parent, if Laurus sells shares of common stock of the Parent, or otherwise engages in transactions with respect to securities of the Parent, while in possession of the Information.

15. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF, each Company and Laurus has caused this Amendment to the Funding Documents to be signed in its name effective as of this 13th day of February 2006.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:
Name:
Title:

THE ANALYTICA GROUP, INC.

By:
Name:
Title:

LAURUS MASTER FUND, LTD.

By:
Name:
Title:

EXHIBIT A

Form of Amended and Restated Registration Rights Agreement

EXHIBIT B

Form of Amended and Restated Term Note

EXHIBIT C

Form of Amended and Restated Minimum Borrowing Note

EXHIBIT D

Form of Amended and Restated Revolving Note

EXHIBIT E

Form of Amended and Restated Security Agreement

EXHIBIT G

Form of Subordination Agreement

EXHIBIT H

Form of Joinder Agreement

EXHIBIT I

Form of O’Donnell Trust Reaffirmation Agreement